Exhibit 10.3

FORM OF SUBSCRIPTION AGREEMENT

This subscription (this “Subscription Agreement”) is dated November 29, 2007, by and between the investor identified on the signature page hereto (the “Investor”) and SCOLR Pharma, Inc., a Delaware corporation (the “Company”), whereby the parties agree as follows:

1. Subscription.

(a) Investor agrees to buy and the Company agrees to sell and issue to Investor (i) such number of shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, set forth on the signature page hereto (the “Shares”), and (ii) warrants to purchase such number of shares of Common Stock set forth on the signature page hereto (the “Warrants” and, together with the Shares, the “Securities”) for an aggregate purchase price set forth on the signature page hereto (the “Purchase Price”).

(b) The Securities have been registered on a Registration Statement on Form S-3, Registration No. 333- 129275, which registration statement (together with any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act, the “Registration Statement”) has been declared effective by the Securities and Exchange Commission, has remained effective since such date and is effective on the date hereof.

(c) NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS SUBSCRIPTION AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT DESIGNATED BY THE COMPANY AND THE PLACEMENT AGENT ENGAGED BY THE COMPANY IN CONNECTION WITH THE SALE AND ISSUANCE OF THE SECURITIES (THE “PLACEMENT AGENT”) PURSUANT TO THE TERMS OF THAT CERTAIN ESCROW AGREEMENT (THE “ESCROW AGREEMENT”) DATED AS OF THE DATE HEREOF, BY AND AMONG THE COMPANY, THE PLACEMENT AGENT AND HELLER EHRMAN LLP (THE “ESCROW AGENT”):

Citibank, N.A.

ABA # 021000089

Account No.: 49203159

Account Name: Heller Ehrman LLP (Attorney Trust Account)

Reference: ThinkEquity / SCOLR Pharma #43456-0003

Bank Contact: Donna Squires-Hernandez or Alice O’Grady

For international wires, include the following information:

666 Fifth Avenue

New York, New York 10103

Swift code is “CITIUS33”

Such funds shall be held in escrow until the Closing Date (as defined below) and delivered by the Escrow Agent on behalf of the Investor to the Company unless (i) the agreement between the Company and the Placement Agent (the “Placement Agreement”) is terminated pursuant to the terms thereof or (ii) the conditions to closing in the Placement Agreement have not been satisfied or waived by the Closing Date. The Investor’s obligations are expressly not conditioned on the purchase by any or all other investors of the Securities that they have agreed to purchase from the Company. The Placement Agent shall have no rights in or to any of the escrowed funds, unless the Placement Agent and the Escrow Agent are notified in writing by the Company in connection with the closing that a portion of the escrowed funds shall be applied to the Placement Agent’s fees.

(d) NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS SUBSCRIPTION AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES ON THE CLOSING DATE.

(e) On the third or fourth business day after the date of this Subscription Agreement (the “Closing Date”), if the Placement Agreement has not been terminated pursuant to the terms thereof and the conditions to closing in the Placement Agreement have been satisfied or waived, then the Company (i) shall cause its transfer agent to deliver to Investor the Shares via the Depository Trust Company’s (“DTC”) Deposit or Withdrawal at Custodian system and (ii) shall deliver to Investor the Warrants via the instructions set forth on the signature page hereto, such Shares and Warrants to be registered in such name or names as designated by the Investor on the signature page hereto. The Shares and Warrants shall be unlegended and free of any resale restrictions unless issued to an affiliate of the Company.

2. Company Representations and Warranties. The Company represents and warrants that: (a) it has full right, power and authority to enter into this Subscription Agreement and to perform all of its obligations hereunder; (b) this Subscription Agreement has been duly authorized and executed by and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms; (c) the execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Company’s Certificate of Incorporation or Bylaws, or (ii) any material agreement to which the Company is a party or by which any of its property or assets is bound; (d) the Shares have been duly authorized for sale and issuance and, when issued and delivered by the Company against payment therefor pursuant to this Subscription Agreement, will be validly issued, fully paid and nonassessable, the Warrants have been duly and validly authorized by the Company and, upon delivery to the Investor at the Closing Date, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity, the shares of Common Stock initially issuable upon exercise of the Warrants have been duly authorized and reserved for sale and issuance and, when issued and delivered by the Company against payment therefor in accordance with the terms thereof, will be validly issued, fully paid and nonassessable; (e) the Registration Statement and any post-effective amendment thereto, at the time it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (f) the prospectus contained in the Registration Statement, as amended or supplemented (including by disclosure delivered to the Investor no later than the date hereof), did not contain as of the effective date thereof, and as of the date hereof does not contain, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (g) all preemptive rights or rights of first refusal held by stockholders of the Company and applicable to the transactions contemplated hereby have been duly satisfied or waived in accordance with the terms of the agreements between the Company and such stockholders conferring such rights.

3. Investor Representations, Warranties and Acknowledgments. The Investor represents and warrants to, and covenants with, the Company that the Investor: (A) is an “accredited investor” (as such term is defined in Section 501(a) of the Securities Act); (B) has such knowledge, sophistication and experience in financial and business matters and, in particular, in investments in entities such as the

Company, that such Investor is capable of adequately evaluating the merits and risks of an investment in the Securities and the Investor has concluded that it is capable of bearing all of those risks; (C) is capable of bearing a loss of the entire amount of such Investor’s purchase of the Securities, based on the Investor’s net worth, annual income and liquid assets; (D) is suitable to make an investment in the amount of Securities such Investor plans to purchase, based on such Investor’s net worth, annual income and liquid assets, and based on such Investor’s past experience investing in comparable high risk, early stage biotechnology or specialty pharmaceutical companies that have weak cash positions; (E) has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities; and (F) in connection with its decision to purchase the number of Securities set forth on the Signature Page, relied only upon any or all of the following: the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Company’s regular reports on Forms 10-K, 10-Q and 8-K as filed by the Company with the Commission, the Disclosure Package (as defined in the Placement Agreement) and the Final Term Sheet (as defined in the Placement Agreement) provided to the Investor and the representations and warranties of the Company contained herein, and did not rely on any other representations, warranties or statements of the Company or the Placement Agent.

The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense. The Placement Agent is not authorized to make and has not made any representation or use of any information in connection with the issue, placement, purchase and sale of the Securities, except as set forth or incorporated by reference in the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Disclosure Package (as defined in the Placement Agreement).

The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

The Investor represents, warrants and agrees that, since the earlier to occur of (i) the date on which the Placement Agent first contacted the Investor about the Offering and (ii) the date that is the tenth (10th) trading day prior to the date of this Agreement, it has not engaged in any short selling of the Company’s securities, or established or increased any “put equivalent position” as defined in Rule 16(a)-1(h) under the Securities Exchange Act of 1934, as amended, with respect to the Company’s securities.

The Investor represents and warrants that: (a) it has full right, power and authority to enter into this Subscription Agreement and to perform all of its obligations hereunder; (b) this Subscription Agreement has been duly authorized and executed by the Investor and constitutes a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms; (c) the execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of (i) the Investor’s certificate of incorporation or by-laws (or other governing documents), or (ii) any material agreement or any law or regulation to which the Investor is a party or by which any of its property or assets is bound; and (d) prior to the execution hereof, Investor has received in portable document format, or has otherwise had access to, (i) the Company’s base prospectus dated October 27, 2005, (ii) the Company’s preliminary prospectus supplement thereto dated November 28, 2007, and (iii) information as to the total number of Shares and Warrants to be sold in the offering, the offering price per unit of Share and Warrant, the aggregate placement agency fees, and the estimated net proceeds to the Company.

4. Miscellaneous.

(a) This Subscription Agreement constitutes the entire understanding and agreement between the parties with respect to its subject matter, and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Subscription Agreement. This Subscription Agreement may be modified only in writing signed by the parties hereto.

(b) This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile.

(c) The provisions of this Subscription Agreement are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Subscription Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Subscription Agreement and this Subscription Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely affect the economic rights of either party hereto.

(d) All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: as set forth on the signature page hereto.

To the Investor: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

(e) This Subscription Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. To the extent determined by such court, the prevailing party shall reimburse the other party for any reasonable legal fees and disbursements incurred in enforcement of, or protection of, any of its rights under this Subscription Agreement.

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription Agreement.

Number of Shares: ______________________

Number of Warrants: ____________________

(such number of Warrants to be equal to 50% of the number of Shares being purchased by the Investor)

Purchase Price Per Unit: $1.50

Aggregate Purchase Price: $______________

Address for Notice and Delivery of the Warrants:

_____________________________________

_____________________________________

_____________________________________

SCOLR PHARMA, INC

By:
Name:
Title:

Address for Notice
3625 132nd Avenue SE
Bellevue, WA 98006
Facsimile: 425-373-0181
Attention: General Counsel

INVESTOR:

By:
Name:
Title:

Address for Notice:

Facsimile:

Attention:

DWAC Instructions for Delivery of the Shares:

Name of DTC Participant:

DTC Participant Number:

Account Number:

NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS SUBSCRIPTION AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES ON THE CLOSING DATE.

NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS SUBSCRIPTION AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Citibank, N.A.

ABA # 021000089

Account No.: 49203159

Account Name: Heller Ehrman LLP (Attorney Trust Account)

Reference: ThinkEquity / SCOLR Pharma #43456-0003

Bank Contact: Donna Squires-Hernandez or Alice O’Grady